Loans Receivable	12 Months Ended
Dec. 31, 2012
Loans Receivable and Allowances for Loan Losses [Abstract]
LOANS RECEIVABLE

5. LOANS RECEIVABLE

The components of loans receivable, net were as follows:

Loan Components

December 31,	2012	2011
Commercial:
Commercial and industrial	$556,966	$551,396
CRE owner occupied	527,825	604,361
CRE non-owner occupied	584,857	626,795
Land and development	55,919	95,474
Consumer:
Home equity lines of credit	207,720	224,517
Home equity term loans	30,842	41,470
Residential real estate	273,413	100,438
Other	38,618	46,671

Total gross loans	2,276,160	2,291,122
Allowance for loan losses	(45,873)	(41,667)

Loans, net	$2,230,287	$2,249,455

Loans past due 90 days and accruing	$—	$154
Troubled debt restructuring, accruing	—	—

Loans on Non-accrual Status

December 31,	2012	2011
Commercial
Commercial and industrial	$12,156	$6,501
Commercial and industrial, held-for-sale	1,114	—
CRE owner occupied	14,957	32,579
CRE owner occupied, held-for-sale	3,223	—
CRE non-owner occupied	5,305	9,873
CRE non-owner occupied, held-for-sale	5,298	—
Land and development	20,897	32,088
Land and development, held-for-sale	589	—
Consumer:
Home equity lines of credit	3,714	3,620
Home equity term loans	1,226	1,246
Residential real estate	5,747	2,522
Other	658	1,227

Total non-accrual loans	$74,884	$89,656

Troubled debt restructurings, non-accrual	$18,244	$17,875

Troubled debt restructurings, non-accrual, held-for-sale	$2,499	$—

Many of the Company’s commercial and industrial loans have a real estate component as part of the collateral securing the accommodation. Additionally, the Company makes commercial real estate loans for the acquisition, refinance, improvement and construction of real property. Loans secured by owner-occupied properties are dependent upon the successful operation of the borrower’s business. If the operating company experiences difficulties in terms of sales volume and/or profitability, the borrower’s ability to repay the loan may be impaired. Loans secured by properties where repayment is dependent upon payment of rent by third-party tenants or the sale of the property may be impacted by loss of tenants, lower lease rates needed to attract new tenants or the inability to sell a completed project in a timely fashion and at a profit. At December 31, 2012, commercial and industrial loans secured by commercial real estate properties totaled $1.1 billion of which $527.8 million, or 47.44%, were classified as owner occupied and $584.9 million, or 52.56%, were classified as non-owner occupied.

        As of December 31, 2012, the Company had $24.3 million outstanding on 19 residential construction, commercial construction and land development relationships whose agreements included interest reserves. As of December 31, 2011, the Company had $31.4 million outstanding on 18 residential construction, commercial construction and land development relationships whose agreements included interest reserves. The total amount available in those reserves to fund interest payments was $3.6 million and $956 thousand for the periods ended December 31, 2012 and December 31, 2011, respectively. There were no relationships with interest reserves which were on non-accrual status as of December 31, 2012. The Company had six residential construction relationships with interest reserves of $3.4 million on non-accrual status as of December 31, 2011. As these relationships were in technical default, no additional funding of the interest reserves could have been made. Construction projects are monitored throughout their lives by professional inspectors engaged by the Company. The budgets for loan advances and borrower equity injections are developed at underwriting time in conjunction with the review of the plans and specifications for the project being financed. Advances of the Company’s funds are based on the prepared budgets and will not be made unless the project has been inspected by the Company’s professional inspector who must certify that the work related to the advance is in place and properly complete. As it relates to construction project financing, the Company does not extend, renew or restructure terms unless its borrower posts cash collateral in an interest reserve.

Included in the Company’s loan portfolio are modified commercial loans. Per FASB ASC 310-40, Troubled Debt Restructuring, a modification is one in which the creditor, for economic or legal reasons related to the debtor’s financial difficulties, grants a concession to the debtor that it would not otherwise consider, such as providing for a below market interest rate and/or forgiving principal or previously accrued interest; this modification may stem from an agreement or be imposed by law or a court, and may involve a multiple note structure. Generally, prior to the modification, the loans which are modified as a troubled debt restructuring (“TDR”) are already classified as non-performing. These loans may only be returned to performing (i.e. accrual status) after considering the borrower’s sustained repayment performance for a reasonable amount of time, generally six months; this sustained repayment performance may include the period of time just prior to the restructuring. During 2012, the Company entered into three TDR agreements. The Company granted a partial debt forgiveness on two of the agreements and permitted an advance on a defaulted relationship for the third TDR. As of December 31, 2012, the total carrying value of the TDR’s was $9.1 million, of which $0 was performing.

There was a commitment to lend additional funds on two non-accrual TDRs at December 31, 2012 of $962 thousand. Interest income not recognized as a result of the above non-accrual loans was $7.7 million, $4.9 million and $5.4 million for the years ended December 31, 2012, 2011 and 2010, respectively. The amount of interest included in net income on these loans for the years ended December 31, 2012, 2011 and 2010 was $5.0 million, $3.8 million and $3.9 million, respectively.

Under approved lending decisions, the Company had commitments to lend additional funds totaling approximately $842.4 million and $423.4 million at December 31, 2012 and 2011, respectively. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on an individual basis. The type and amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the borrower.

Most of the Company’s business activity is with customers located within its local market area. Generally, commercial real estate, residential real estate and other assets are used to secure loans. The ultimate repayment of loans is dependent, to a certain degree, on the local economy and real estate market. As of December 31, 2012, the Company had $364.4 million in loans pledged as collateral on secured borrowings.